CALVERT BALANCED FUND

CALVERT EQUITY FUND

CALVERT MID-CAP FUND

CALVERT SMALL-CAP FUND

Supplement to Prospectus dated February 1, 2019 as revised August 16, 2019

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND

Supplement to Prospectus dated February 1, 2019 as revised June 17, 2019

The following changes are effective immediately:

1.       The following is added to “Interest Rate Risk.” in “Investment Objective & Principal Policies and Risks” for Calvert Balanced Fund, Calvert Equity Fund, Calvert Mid-Cap Fund and Calvert Small-Cap Fund:

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments utilized by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of temporary borrowing for the Fund, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

2.       The following is added to “Investment Objective & Principal Policies and Risks”:

ReFlow Liquidity Program. Balanced Fund, Equity Fund, US Large-Cap Core Responsible Index Fund and US Large-Cap Value Responsible Index Fund, as applicable, may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 14 days) or at other times at ReFlow’s discretion. Such redemption request may be met in-kind in accordance with the Funds’ redemption-in-kind policies. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.20% of the value of the fund shares purchased byReFlow although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. Such fee is allocated among a fund’s share classes based on relative net assets. ReFlow will purchase Class I shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. Investments in the Fund by ReFlow in connection with the ReFlow liquidity program are not subject to the two round-trips within 90 days limitation described in “Restrictions on Excessive Trading and Market Timing” below. The ability to use ReFlow is contingent upon the Funds finalizing an agreement with ReFlow.

3.       The following replaces the second sentence in “Repurchase Agreements.” under “Investment Objective & Principal Policies and Risks” for Calvert Balanced Fund, Calvert Equity Fund, Calvert Mid-Cap Fund and Calvert Small-Cap Fund:

Repurchase agreements maturing in more than seven days that the investment adviser believes may not be terminated within seven days at approximately the amount at which a Fund has valued the agreements are considered illiquid securities.

4.       The following replaces the second paragraph under “General.” in “Investment Objective & Principal Policies and Risks”:

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations or to widely accepted market conventions or standards could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy. With the increased use of technologies by Fund service providers, such as the Internet, to conduct business, the Fund is susceptible to operational, information security and related risks. See “Additional Information about Investment Strategies” in the Fund’s SAI.

5.       The following replaces “High Social Impact Investments Program.” in “Special Investment Programs” under “About Responsible Investing”:

High Social Impact Investments.  As part of its interest in fostering innovative ESG initiatives, each Fund may invest up to 3% of its net assets in High Social Impact Investments. High Social Impact Investments are investments that, in the Adviser’s opinion, offer the opportunity for significant sustainability and social impact. High Social Impact Investments include (i) debt obligations that offer a below-market interest rate and (ii) equity investments that may not generate a market rate of return.

High Social Impact Investment debt obligations are unrated and of below-investment grade quality, and involve a greater risk of default and price decline than investment grade investments. High Social Impact Investments are illiquid, and a Fund may be unable to dispose of them at current carrying values.

Each Fund’s High Social Impact Investments are fair valued pursuant to valuation procedures adopted by a Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus. High Social Impact Investments by a Fund may be direct investments in an issuer or investments in an intermediate entity that then makes High Social Impact Investments, such as Calvert Impact Capital, Inc. (as discussed below).

Pursuant to an exemptive order issued by the SEC, certain of the Funds have invested in Community Investment Notes (“Notes”) issued by Calvert Impact Capital, Inc. (formerly the Calvert Social Investment Foundation) (“CIC”). CIC is a nonstock corporation organized under the laws of the State of Maryland and designed to operate as a non-profit organization within the meaning of the Internal Revenue Code of 1986, as amended. CIC focuses its work on offering investors the ability to support organizations that strengthen communities and sustain our planet. CIC issues Notes with fixed-rates of interest to domestic individuals and institutional investors and the proceeds from the Notes primarily are used to provide financing to community development organizations, projects, funds and other social enterprises across a variety of impact sectors, including community development, microfinance, affordable housing, small business, renewable energy, environmental sustainability, education, health, and sustainable agriculture (collectively, the “Participating Borrowers”) with missions that may include addressing climate change, supporting quality education, promoting financial inclusion, strengthening women’s empowerment, and increasing access to quality affordable housing. CIC issues Notes with interest rates that currently range from 0%–4% and terms currently ranging from one to 15 years, and in turn makes loans to Participating Borrowers at rates determined through consideration of the general current market, the Participating Borrower’s positive social and/or environmental impact and the Participating Borrower’s risk level.

In connection with the appointment of Calvert Research and Management as each Fund’s investment adviser, the Calvert funds filed a request for a new exemptive order from the SEC to permit additional investments in the Notes. On October 28, 2019, the SEC issued the requested exemptive relief, allowing for each Fund to invest in the Notes and/or make additional investments in the Notes.

The Adviser has licensed use of the Calvert name to CIC and provides other types of support. The Adviser and the Adviser’s President and Chief Executive Officer (and the only director/trustee on the Fund Board that is an “interested person” of the Funds) serves on the CIC Board, along with two members of the Advisory Council to the Fund Board and a second officer of CRM. In addition, another director/trustee on the Fund Board serves as a director emeritas on the CIC Board and a member of the Advisory Council to the Fund serves as a director emerita on the CIC Board.

6.       The following replaces the second paragraph under “Special Equities Program.” in “Special Investment Programs” under “About Responsible Investing”:

The Fund Board or a committee thereof selected the Fund’s Special Equities Investments and makes decisions related thereto. Special Equities investments involve a high degree of risk and are subject to liquidity, information and transaction risk. Foreign Special Equities investments are also subject to foreign securities risk, while Special Equities debt securities, which are generally below investment grade, are also subject to credit risk. The risks associated with a Special Equities investment may cause the value of the investment to decline below its cost and, in some instances, to lose its value entirely. Each Fund’s Special Equities investments are fair valued pursuant to valuation procedures adopted by the Fund’s Board and implemented by the Adviser. See “Valuing Shares” in this Prospectus.

7.       The following replaces the second paragraph under “Class I Shares” in “Purchasing Shares”:

The Class I minimum initial investment is waived for persons affiliated with CRM, its affiliates and certain Fund service providers (as described in the SAI) and the ReFlow Liquidity Program for Balanced Fund, Equity Fund, US Large-Cap Core Responsible Index Fund and US Large-Cap Value Responsible Index Fund, as applicable. The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; (iv) Class I shares purchased through the brokerage platforms described above; and (v) accounts of clients of financial intermediaries who (a) charge an ongoing fee for advisory, investment, consulting or similar services, or (b) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform (in each case, as described above).

8.       The following replaces “Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)” under “Appendix B – Financial Intermediary Sales Charge Variations”:

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•	A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this Prospectus.
•	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
•	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The following change is effective December 2, 2019:

1.       The following is added to “Shareholder Account Features”:

Reinvestment Privilege. If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same account and in the same class of shares of the Fund you redeemed from or another Fund, provided that the reinvestment occurs within 90 days of the redemption, the privilege has not been used more than once in the prior 12 months, the redeemed shares were subject to a front-end sales charge or CDSC and that you are otherwise eligible to invest in that class. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. For requests for reinvestment sent to the Fund's transfer agent, the request must be in writing. At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege. If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

November 1, 2019	33616 11.1.19